      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 2001
                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              SKILLSOFT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                  02-0496115
      (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)


                              SKILLSOFT CORPORATION
                            20 INDUSTRIAL PARK DRIVE
                           NASHUA, NEW HAMPSHIRE 03062
                                 (603) 324-3000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                CHARLES E. MORAN
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            20 INDUSTRIAL PARK DRIVE
                           NASHUA, NEW HAMPSHIRE 03062
                                 (603) 324-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                                   COPIES TO:

 PATRICK J. RONDEAU, ESQ.                          LAWRENCE D. LEVIN, ESQ.
     HALE AND DORR LLP                               ADAM R. KLEIN, ESQ.
      60 STATE STREET                                KATTEN MUCHIN ZAVIS
BOSTON, MASSACHUSETTS 02109                   525 WEST MONROE STREET, SUITE 1600
 TELEPHONE: (617) 526-6000                         CHICAGO, ILLINOIS 60661
 FACSIMILE: (617) 526-5000                        TELEPHONE: (312) 902-5200
                                                  FACSIMILE: (312) 902-1061

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-61626

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

         The Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933.

                         CALCULATION OF REGISTRATION FEE

                                                  PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF SECURITIES                  AGGREGATE                AMOUNT OF
           TO BE REGISTERED                      OFFERING PRICE (1)        REGISTRATION FEE
           ----------------                      ------------------        ----------------
Common Stock, $0.001 par value
per share.....................                     $ 12,075,000                $ 3,019

(1) Estimated solely for purposes of calculating the registration fee pursuant to 457(a) of the Securities Act of 1933.

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

     This registration statement is being filed with respect to the registration of additional shares of common stock, par value $0.001 per share, of SkillSoft Corporation, a Delaware corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-61626) are incorporated in this registration statement by reference.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Nashua, New Hampshire, on this July 24, 2001.

                              SkillSoft Corporation



                                    /s/ Charles E. Moran
                              By:_____________________________
                                    Name: Charles E. Moran
                                    Title: Chairman of the Board, President and
                                           Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                          Title                               Date
         ---------                          -----                               ----
/s/ Charles E. Moran
_____________________                                                           July 24, 2001
Charles E. Moran                    President, Chief Executive
                                    Officer and Director (Principal
                                    Executive Officer)
         *
___________________                                                             July 24, 2001
Thomas J. McDonald                  Chief Financial Officer (Principal
                                    Financial and Accounting Officer)
         *
___________________                 Director                                    July 24, 2001
James Adkisson


___________________                 Director
C. Samantha Chen

         *
___________________                 Director                                    July 24, 2001
William T. Coleman III

         *
___________________                 Director                                    July 24, 2001
Stewart K.P. Gross

         *
___________________                 Director                                    July 24, 2001
John J. Neuhauser

      /s/ Charles E. Moran
*By: ____________________________
     Name:  Charles E. Moran
     Title:     Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
5.1           -- Opinion of Hale and Dorr LLP
23.1          -- Consent of Hale and Dorr LLP (included in Exhibit 5.1)
23.2          -- Consent of Arthur Andersen LLP
24.1*         -- Powers of Attorney

--------------
* Filed as Exhibit 24.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-61626) filed with the Commission on May 25, 2001.